UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

M&T BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required
☐	Fee paid with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

M&T Bank Corporation Logo Online Go to www.envisionreports.com/MTB or scan the QR code — you will need the number located in the shaded bar below. Votes submitted electronically must be received by 11:00 a.m., Eastern Time, on April 21, 2022 for the Retirement Savings Plan and Unvested Restricted Common Stock. Notice of Annual Meeting of Shareholders Important Notice Regarding the Availability of Proxy Materials for the M&T Bank Corporation Annual Meeting of Shareholders to be Held on Monday, April 25, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Message to Shareholders, and Form 10-K are available at: www.envisionreports.com/MTB Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/MTB. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2022 to facilitate timely delivery. 2 N O T 03KURF

Notice of Annual Meeting of Shareholders The 2022 Annual Meeting of Shareholders of M&T Bank Corporation will be held on April 25, 2022, 11:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MGA2QVY. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors of M&T Bank Corporation recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3: 1. TO ELECT 17 DIRECTORS FOR ONE-YEAR TERMS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. 01 - John P. Barnes* 11 - Melinda R. Rich 02 - Robert T. Brady 12 - Robert E. Sadler, Jr. 03 - Calvin G. Butler, Jr. 13 - Denis J. Salamone 04 - Jane Chwick* 14 - John R. Scannell 05 - William F. Cruger, Jr.* 15 - Rudina Seseri 06 - T. Jefferson Cunningham III 16 - Kirk W. Walters* 07 - Gary N. Geisel 17 - Herbert L. Washington 08 - Leslie V. Godridge 09 - René F. Jones 10 - Richard H. Ledgett, Jr. * The elections of Ms. Chwick and Messrs. Barnes, Cruger and Walters are subject to the completion of the People’s United Financial, Inc. acquisition. Should the acquisition not close by the Annual Meeting, their elections will not be considered at the Annual Meeting. 2. TO APPROVE THE 2021 COMPENSATION OF M&T BANK CORPORATION’S NAMED EXECUTIVE OFFICERS. 3. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2022. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please refer to the proxy statement for instructions. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MTB. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials M&T Bank Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 15, 2022.